UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
    Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent divestiture of one such business.
Liberty Safe
On July 16, 2021, the Company, as majority stockholder of Liberty Safe Holding Corporation (“Liberty”) and as Sellers Representative, entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) with Independence Buyer, Inc. (“Buyer”), Liberty and the other holders of stock and options of Liberty, pursuant to which Buyer will acquire all of the issued and outstanding securities of Liberty, the parent company of the operating entity, Liberty Safe and Security Products, Inc. The sale price for Liberty will be based on a total enterprise value of $147.5 million and will be subject to certain adjustments based on matters such as the working capital and cash and debt balances of Liberty at the time of the closing.
CODI anticipates recording a gain on the sale of Liberty, which it acquired on March 31, 2010, of approximately $75 million to $85 million. The proceeds will be used for general corporate purposes and to fund the previously announced special distribution of $0.88 per common share in connection with CODI’s anticipated tax reclassification which is expected to be effective later this quarter or early in the fourth quarter of this year.
The Purchase Agreement contains customary representations, warranties and covenants. Each party’s obligation to consummate the transactions contemplated by the Purchase Agreement is subject to certain conditions, including, but not limited to (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) the absence of any law or order issued by any governmental authority preventing consummation of any of the transactions contemplated by the Purchase Agreement, (iii) performance in all material respects by the other party of its covenants and (iv) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Buyer’s obligation to consummate the transactions contemplated by the Purchase Agreement is also subject to the condition that no material adverse effect will have occurred with respect to the Liberty business prior to Closing.
The Purchase Agreement also contains certain rights to terminate the agreement, including the right of either Buyer or the Company, as Sellers’ Representative, to terminate the Purchase Agreement on or after October 14, 2021, if the transactions contemplated by the Purchase Agreement have not been consummated by such date.
The sale is expected to close by the end of August 2021. However, there can be no assurances that all of the conditions to closing will be satisfied. Assuming CODI receives shareholder approval and elects to cause Holdings to be treated as a corporation for U.S. federal income tax purposes, the Company expects the sale of Liberty to close prior to the effective date of such election.
The foregoing brief description of the Purchase Agreement is not meant to be exhaustive and is qualified in its entirety by the Purchase Agreement itself, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K.

Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the sale of Liberty. Words such as "believes," "expects," “anticipates,” “intends,” "projects," “assuming,” and "future" or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to, risks associated with the disposition of Liberty generally, such as the inability to obtain, delays in obtaining, or the imposition of burdensome conditions imposed in connection with obtaining regulatory approval and the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement entered into for the disposition of Liberty. Certain other factors are enumerated in the risk factor discussion in the Form 10-K filed by CODI with the SEC for the year ended December 31, 2020 and other filings with the SEC. Except as required by law, CODI undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Section 8     Other Events
Item 8.01    Other Events

    On July 19, 2021, CODI issued a Press Release announcing the sale of Liberty. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

2.1
Stock Purchase Agreement, dated July 16, 2021, by and among (i) Liberty Safe Holding Corporation; (ii) Independence Buyer, Inc.; (iii); Compass Group Diversified Holdings LLC, as the Sellers Representative; and (iv) each Stockholder and Optionholder of Liberty Safe Holding Corporation.*

99.1	Press Release dated July 19, 2021 announcing the sale of Liberty.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The registrant will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer